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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                October 31, 2000

                                  HELISYS, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                     0-27286                   95-4552813
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

  1000 E. Dominguez Street, Carson, CA                             90746
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (310) 891-0600


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ITEM 5. - OTHER EVENTS.

     On October 31, 2000, Helisys, Inc., a Delaware corporation (the "Company"), laid off all of its employees and accepted resignations from each of its directors, with the exception of John Chan. Mr. Chan is the sole remaining director of the Company.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HELISYS, INC.


November 15, 2000                        /s/ JOHN CHAN
                                         ---------------------------------------
                                             John Chan
                                             Director